SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2005

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	033-19694 (Commission File No.)	76-0243729 (IRS Employer Identification No.)

6400 Imperial Drive
Waco, Texas 76712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
2004 Stock Option & Award Plan
Form of Option Award Agmt for Non-Employee Directors
Form of Option Award Agmt for Employees

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On May 12, 2005, the Board of Directors of the Registrant approved the recommendation of the Compensation Committee granting nonqualified stock options to certain of the non-employee directors of the Registrant under the FirstCity Financial Corporation 2004 Stock Option and Award Plan (the “Plan”). Each option granted under the Plan is required to be set forth in writing pursuant to the form of option agreement required by the Plan. The FirstCity Financial Corporation 2004 Stock Option and Award Plan is included as Exhibit 10.1 to this Report and is incorporated herein by reference. The form of option award agreement for non-employee directors is included as Exhibit 10.2 to this Report and is incorporated herein by reference. The form of option award agreement for employees, including employee directors, is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

The options received by the non-employee directors listed below each are vested in full upon the Grant Date of the option, will terminate upon the expiration of ten years from the Grant Date, have a Grant Date of December 1, 2004, the date that the Compensation Committee awarded the grant of the options subject to approval by the Board of Directors, and have an exercise price of $9.50, the closing price on December 21, 2004, the date determined by the Compensation Committee in its meeting on December 1, 2004.

Each of the following non-executive directors was granted an option to purchase 5,000 shares of the Registrant’s common stock: Richard E. Bean, Dane Fulmer, Robert E. Garrison II, Jeffery D. Leu and C. Ivan Wilson.

Section 9 — Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

10.1    FirstCity Financial Corporation 2004 Stock Option and Award Plan.

10.2    Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 2004 Stock Option and Award Plan.

10.3    Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 2004 Stock Option and Award Plan.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION
Date: May 18, 2005	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1    FirstCity Financial Corporation 2004 Stock Option and Award Plan.

10.2    Form of Option Award Agreement for Non-Employee Directors under the FirstCity Financial Corporation 2004 Stock Option and Award Plan.

10.3    Form of Option Award Agreement for Employees under the FirstCity Financial Corporation 2004 Stock Option and Award Plan.